UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 2, 2023

Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		001-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2023, Mary Henderson resigned from the position as the Chief Accounting Officer of Arcosa, Inc. (“Arcosa” or the “Company”) and transitioned into a new role as Senior Vice President, Corporate Administration, effective March 2, 2023. Ms. Henderson’s resignation is not related to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
On March 2, 2023, Arcosa’s Board of Directors appointed Eric Hurst to serve as principal accounting officer of the Company, effective immediately. Mr. Hurst, 39, has served as Corporate Controller at Arcosa since November 2018 and was appointed Vice President, Controller in 2021. From 2012 until 2018, Mr. Hurst held several roles at Trinity Industries, Inc., including Director, Leasing Analysis, and Director, Technical Accounting. Prior to Trinity, Mr. Hurst worked in the audit practice of Ernst & Young for 6 years, including time as a research assistant in the firm’s national accounting office. Mr. Hurst earned a Bachelor of Business Administration from Abilene Christian University in Abilene, Texas in 2006 and is a licensed CPA in the state of Texas.
There are no family relationships between Mr. Hurst and any director or officer of the Company and there are no related party transactions between the Company and Mr. Hurst that would require disclosure under Item 404(a) of Regulation S-K.
In connection with Mr. Hurst’s promotion, Mr. Hurst will receive the following in compensation: i) annual base salary equal to $275,000, ii) 2023 target Annual Incentive Compensation equal to $110,000, and iii) 2023 target Long-Term Incentive Compensation equal to $100,000.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.
(Registrant)

March 6, 2023	By:	/s/ Gail M. Peck
Name: Gail M. Peck
Title: Chief Financial Officer